Exhibit (j)(i)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of FundVantage Trust of each of our reports dated June 28, 2024, relating to the financial statements and financial highlights, which appear in Polen Growth & Income Fund, Pacific Capital Tax-Free Securities Fund, Pacific Capital Tax-Free Short Intermediate Securities Fund and Private Capital Management Value Fund’s Annual Reports on Form N-CSR for the year ended April 30, 2024. We also consent to the references to us under the headings: “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

August 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of FundVantage Trust of each of our reports dated July 8, 2024, relating to the financial statements and financial highlights, which appear in Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen Emerging Markets Growth Fund (formerly, Polen Global Emerging Markets Growth Fund), Polen U.S. SMID Company Growth Fund, Polen Bank Loan Fund, Polen U.S. High Yield Fund (formerly, Polen Upper Tier High Yield Fund) and Polen Opportunistic High Yield Fund’s Annual Reports on Form N-CSR for the year or period ended April 30, 2024. We also consent to the references to us under the headings: “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

August 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of FundVantage Trust of our report dated June 24, 2020, relating to the financial statements and financial highlights, which appear in the Pacific Capital U.S. Government Money Market Fund’s Annual Report on Form N-CSR for the year ended April 30, 2020. We also consent to the references to us under the headings: “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

August 28, 2024

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